Exhibit 99.1

CAMBRIDGE BIOMARKETING GROUP, LLC

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

CAMBRIDGE BIOMARKETING GROUP, LLC

TABLE OF CONTENTS

Page

INDEPENDENT AUDITORS’ REPORT	1

FINANCIAL STATEMENTS

BALANCE SHEETS	2 - 3
DECEMBER 31, 2014 AND 2013

STATEMENTS OF INCOME	4
YEARS ENDED DECEMBER 31, 2014 AND 2013

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY	5
YEARS ENDED DECEMBER 31, 2014 AND 2013

STATEMENTS OF CASH FLOWS	6
YEARS ENDED DECEMBER 31, 2014 AND 2013

NOTES TO FINANCIAL STATEMENTS	7 - 12
YEARS ENDED DECEMBER 31, 2014 AND 2013

INDEPENDENT AUDITORS’ REPORT

Managing Member

Cambridge BioMarketing Group, LLC
Cambridge, Massachusetts

We have audited the accompanying financial statements of Cambridge BioMarketing Group, LLC, which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of income, changes in members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cambridge BioMarketing Group, LLC as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in accordance with U.S. generally accepted accounting principles.

[(signed) Tonneson & Company, Inc.]

Wakefield, Massachusetts

March 16, 2015

CAMBRIDGE BIOMARKETING GROUP, LLC

BALANCE SHEETS

DECEMBER 31, 2014 AND 2013

ASSETS

	2014	2013
CURRENT ASSETS:
Cash and cash equivalents	$33,494	$38,650
Accounts receivable, trade, net of allowance for doubtful accounts of $165,000 in 2014 and 2013	2,437,692	2,421,068
Unbilled services	1,909,029	2,200,022
Prepaid expenses	276,646	68,033

Total current assets	4,656,861	4,727,773

PROPERTY AND EQUIPMENT, AT COST:
Computer equipment	383,946	427,556
Furniture and fixtures	482,191	335,957
Leasehold improvements	548,783	320,823
	1,414,920	1,084,336
Less accumulated depreciation	626,769	681,491

Property and equipment, net	788,151	402,845

OTHER ASSETS:
Restricted cash	50,000	50,000

Total other assets	50,000	50,000

TOTAL ASSETS	$5,495,012	$5,180,618

See Notes to Financial Statements.

CAMBRIDGE BIOMARKETING GROUP, LLC

BALANCE SHEETS

DECEMBER 31, 2014 AND 2013

LIABILITIES AND MEMBERS’ EQUITY

	2014	2013

CURRENT LIABILITIES:
Note payable, bank	$750,000	$750,000
Current portion of note payable, member	-	9,268
Current portion of notes payable, former members	15,000	15,000
Current portion of long-term debt	42,567	40,275
Accounts payable, trade	127,362	191,857
Accrued expenses and other current liabilities	396,887	696,825
Customer advances	1,186,141	1,910,526

Total current liabilities	2,517,957	3,613,751

Notes payable, former members, net of current portion	30,000	45,000
Long-term debt, net of current portion	76,770	119,336
Deferred rent	69,100	90,361
Commitments	-	-

TOTAL LIABILITIES	2,693,827	3,868,448

EQUITY:
Members’ equity	2,801,185	1,312,170

TOTAL MEMBERS’ EQUITY	2,801,185	1,312,170

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$5,495,012	$5,180,618

See Notes to Financial Statements.

CAMBRIDGE BIOMARKETING GROUP, LLC

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013

NET OPERATING REVENUES	$15,705,285	$11,206,918
COSTS AND EXPENSES:
Salaries, benefits and payroll taxes	9,897,738	7,596,243
General and administrative expenses	2,684,452	2,316,641
Total costs and expenses	12,582,190	9,912,884
INCOME FROM OPERATIONS	3,123,095	1,294,034
OTHER INCOME (EXPENSES):
Rental income	111,020	190,320
Interest income	183	237
Interest expense	(37,502)	(46,261)
Other income (expenses), net	73,701	144,296
NET INCOME	$3,196,796	$1,438,330

See Notes to Financial Statements.

CAMBRIDGE BIOMARKETING GROUP, LLC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013

BALANCE, BEGINNING OF YEAR	$1,312,170	$225,849

Purchase of member units	(52,346)	(68,803)

Contribution to capital	52,346	31,400

Imputed interest	-	(111)

Due to member	-	96,212

Distributions to members	(1,707,781)	(410,707)

Net income	3,196,796	1,438,330
BALANCE, END OF YEAR	$2,801,185	$1,312,170

See Notes to Financial Statements.

CAMBRIDGE BIOMARKETING GROUP, LLC

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,196,796	$1,438,330
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	154,923	127,747
Imputed interest, due from member	(80)	(111)
Non-cash compensation	-	127,612
Changes in certain assets and liabilities:
Accounts receivable, trade	(16,624)	(1,005,559)
Unbilled services	290,993	210,470
Prepaid expenses	(208,613)	(7,071)
Accounts payable, trade	(64,495)	(136,588)
Accrued expenses and other current liabilities	(336,199)	113,725
Customer advances	(724,385)	(90,380)
Net cash provided by operating activities	2,292,316	778,175
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(540,229)	(290,465)
Net cash used in investing activities	(540,229)	(290,465)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of note payable, member	-	(80,032)
Repayments of notes payable, former members	(15,000)	(127,500)
Proceeds from long-term debt	-	96,547
Repayments of long-term debt	(40,274)	(23,608)
Purchase of member units	(52,346)	(68,803)
Distributions to members	(1,649,623)	(260,707)
Net cash used in financing activities	(1,757,243)	(464,103)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(5,156)	23,607
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	38,650	15,043
CASH AND CASH EQUIVALENTS, END OF YEAR	$33,494	$38,650

See Notes to Financial Statements.

CAMBRIDGE BIOMARKETING GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 1 - Summary of Significant Accounting Policies

Organization - Cambridge BioMarketing Group, LLC (“the Company”) is a full-service health care marketing communications agency located in Cambridge, Massachusetts that provides traditional and digital marketing communications services to the healthcare industry throughout the United States.

Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents - Cash equivalents consist of money market funds with original maturities of 90 days or less. Cash equivalents are carried at cost which approximates market.

Restricted Cash - The Company holds a money market account with a bank to be used as collateral against a standby letter of credit to a bank. The Company is contingently liable for a standby letter of credit to a bank to secure a deposit in connection with the lease of office space. Total restricted cash deposits at December 31, 2014 and 2013 amounted to $50,000. Since this cash deposit relates to a long-term lease obligation, it has been classified as a non-current asset on the accompanying balance sheets.

Trade Accounts Receivable - Trade accounts receivable is stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a reduction to trade accounts receivable.

Revenue Recognition - The Company recognizes revenue derived from fees or rate-per-hour, or equivalent basis when services are performed in accordance with terms of each client arrangement, upon completion of the earnings process and when collection is reasonably assured. Under certain circumstances, the Company earns a portion of their revenue as commissions based upon performance in accordance with client arrangements. The Company records certain reimbursable transactions, such as the placement of media advertisements where the Company acts as an agent, as net revenues. Losses are recognized when identified.

Unbilled Services - Unbilled amounts represent costs incurred and estimated fees earned on contracts for which billings have not been presented to customers.

Customer Advances - Customer advances consists primarily of payments received from customers where professional services have not been completed.

Property and Equipment - Depreciation is computed using primarily the straight-line method to amortize the cost of the assets over their estimated useful lives. Leasehold improvements are depreciated using the straight-line method over the lesser of the term of the related lease or the estimated useful lives of the assets.

Rent Expense - Rent expense for the Company’s operating lease, which has five months of reduced rent and generally has escalating rental payments over the term of the lease, is recorded on a straight-line basis over the expected lease term.

CAMBRIDGE BIOMARKETING GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 1 - Summary of Significant Accounting Policies (Continued)

Income Taxes - As a limited liability company, the Company has elected to be taxed as a partnership. The Company does not pay federal and state income taxes on its income. Instead, the members are liable for federal and state taxes on the Company’s taxable income.

In determining the recognition of uncertain tax positions, the Company applies a more-likely-than-not recognition threshold and determines the measurement of uncertain tax positions considering the amounts and probabilities of the outcomes that could be realized upon ultimate settlement with taxing authorities. As of December 31, 2014, the Company has no uncertain tax positions that qualify for either recognition or disclosure in the financial statements. The Company is generally subject to potential examination by taxing jurisdictions for the prior three years.

Advertising Costs - Advertising costs are expensed as incurred. Total advertising expense for each of the years ended December 31, 2014 and 2013 amounted to approximately $29,000 and $48,000, respectively.

Concentration of Credit Risk - Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments and trade receivables. The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The bank deposit accounts are insured through FDIC up to $250,000. There were no bank deposit accounts exceeding $250,000 at December 31, 2014.

Concentrations of credit risk with respect to trade receivables are limited to certain customers to whom the Company makes substantial sales. To reduce risk, the Company routinely assesses the financial strength of its customers and, as a consequence, believes that its accounts receivable credit risk exposure is limited. The Company historically has not experienced significant losses related to individual customers in any particular industry or geographic area. Five customers accounted for approximately 42% and 80% of net operating revenues for the years ended December 31, 2014 and 2013, respectively. Accounts receivable due from these customers amounted to approximately $675,000 and $1,300,000 at December 31, 2014 and 2013, respectively.

Subsequent Events - The date to which events occurring after December 31, 2014 have been evaluated for possible adjustments to the financial statements or disclosures is the date of the Independent Auditors’ Report which is the date the financial statements were available to be issued.

Note 2 - Note Payable, Bank

The Company has a revolving line of credit agreement with a bank. The agreement is personally guaranteed by the members of the Company and requires no other form of collateral. The maximum borrowings available under the agreement are $1,000,000. The agreement provides that any borrowings are due on demand, and bear interest at the greater of (1) a floating rate equal to the bank’s base rate plus 0.50% or (2) 4.00% (4.00% at December 31, 2014). The agreement also requires the Company to meet certain financial and non-financial covenants, as defined in the financing agreement. The financial covenants required to be met by the Company are liabilities to tangible net worth ratio and minimum interest coverage ratio. At December 31, 2014, Management is not aware of any violations to its covenants. Borrowings outstanding under the agreement at December 31, 2014 and 2013 amounted to $750,000.

CAMBRIDGE BIOMARKETING GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 3 - Note Payable, Member

On January 4, 2011, the Company entered into an unsecured agreement with a Member of the Company. The agreement provided that any borrowings were due on demand, and bore interest at the applicable federal short-term rate published by the Internal Revenue Service (0.22% at December 31, 2013). All unpaid accrued interest at each January 1st and July 1st were added to the principal of this note. Borrowings outstanding under the agreement at December 31, 2013 amounted to $9,268. The balance due under the agreement was paid in full during 2014.

Note 4 - Notes Payable, Former Members

On March 1, 2012, a member of the Company agreed to terminate their membership interests and depart from the Company. Under the terms of the separation agreement, the former member is to receive $81,503 as full consideration for their outstanding interest as a Class A and Class C Member of the Company, of which the Company paid in cash $6,503 to the former member during the year ended December 31, 2012. The agreement provides for five equal annual principal installments of approximately $15,000, commencing March 2013 through March 2017, plus interest. All borrowings will bear interest at 3.25%, commencing March 2012. Borrowings outstanding under the agreement at December 31, 2014 and 2013 amounted to $45,000 and $60,000, respectively.

On February 28, 2011, a member of the Company agreed to terminate their membership interests and depart from the Company. Under the terms of the separation agreement, the former member was to receive $300,000 as full consideration for their outstanding interest as a Class A Member of the Company. The agreement provided for twenty four equal monthly principal installments of $12,500, commencing October 2011 through September 2013, plus interest. All borrowings bore interest at 3.25%, commencing February 2011. This note was repaid in full during September 2013.

Maturities of notes payable, former members for each of the years succeeding December 31, 2014 are as follows:

Years Ending December 31,	Amount

2015	$15,000
2016	15,000
2017	15,000
$45,000

CAMBRIDGE BIOMARKETING GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 5 - Long-Term Debt

A summary of long-term debt at December 31, 2014 and 2013 is as follows:

	2014	2013

10% installment note payable to a real estate company, secured by certain leasehold improvements having a net book value of $63,305. The note is payable in monthly principal and interest installments of $1,773 through March 2018.	$58,896	$73,475

7.8% installment note payable, secured by certain office equipment having a net book value of $36,500. The note is payable in monthly principal and interest installments of $848 through January 2018.	28,458	36,083

0.8% installment note payable, secured by certain furniture and fixtures having a net book value of $52,600. The note is payable in monthly principal and interest installments of $1,535 through September 2016.	31,983	50,053
	119,337	159,611
Less current portion	42,567	40,275

Net long-term portion	$76,770	$119,336

Maturities of long-term debt for each of the years succeeding December 31, 2014 are as follows:

Years Ending December 31,	Amount

2015	$42,567
2016	40,466
2017	29,284
2018	7,020
$119,337

Note 6 - Accrued Expenses

Accrued expenses at December 31, 2014 and 2013 consist of the following:

	2014	2013

Accrued bonuses	$-	$334,207
Accrued member distributions	165,000	150,000
Accrued profit sharing retirement plan contribution	189,287	145,448
Accrued vacation, employee benefits and other expenses	42,600	67,170
	$396,887	$696,825

CAMBRIDGE BIOMARKETING GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 7 - Commitments

Real Estate Lease Commitment - The Company has a long-term, non-cancelable real estate lease agreement for office space located in Cambridge, Massachusetts through March 2018. The lease agreement provides for monthly rental payments of approximately $63,000. The Company is also responsible for certain operating expenses of the facility. Total rental expense under this agreement amounted to approximately $745,000 and $730,000 for the years ended December 31, 2014 and 2013, respectively.

At December 31, 2014, the approximate future minimum annual rental commitments required under the long-term, non-cancelable operating lease, as amended, excluding certain operating expenses payable by the Company, is as follows:

Years Ending December 31,	Amount

2015	$780,000
2016	795,000
2017	810,000
2018	203,000
$2,588,000

Real Estate Sublease - During July 2011, the Company entered into a long-term, non-cancelable sublease agreement to lease a portion of their leased facility under a three year sublease agreement. The lease agreement provided for monthly rental payments of $15,010 plus a utilities charge of $850. The sub-tenant was also responsible for certain other operating expenses of the facility. The sublease agreement expired July 2014. The rented portion is now used by the Company for office space. Total rental income amounted to $111,020 and $190,320 for the years ended December 31, 2014 and 2013, respectively.

Equipment Lease Commitment - The Company leases equipment under long-term, non-cancelable lease agreements which expire in March and December 2016. Rent and related expenses under the long-term, non-cancelable lease agreements for each of the years ended December 31, 2014 and 2013 amounted to approximately $70,000. At December 31, 2014, the approximate future minimum annual rental commitments required under the long-term, non-cancelable operating leases are as follows:

Years Ending December 31,	Amount

2015	$50,000
2016	47,000

Guaranteed Payments to Members - The Company has guaranteed certain base compensation to its members as agreed to by the members on an annual basis. Payments made to its members for the years ended December 31, 2014 and 2013 amounted to $1,586,503 and $1,724,839, respectively. These payments are recorded in the accompanying statements of operations under salaries, benefits and payroll taxes.

CAMBRIDGE BIOMARKETING GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2014 AND 2013

Note 8 - Profit Sharing Plan

The Company has in effect a profit sharing retirement plan which covers substantially all of its employees. The Company’s contributions to the plan are at the discretion of the Members, but may not exceed the maximum allowable deduction permitted under the Internal Revenue Code at the time of the contribution. The plan includes a provision which allows employees, in lieu of current compensation to make contributions to the Plan under Section 401(k). The Members voted to contribute $189,287 and $145,448 to the plan for the years ended December 31, 2014 and 2013, respectively.

Although it has not expressed any intent to do so, the Company has a right under the Plan to discontinue its contributions at any time and terminate the Plan subject to the provisions of ERISA. In the event of termination, the entire amount contributed under the Plan must be applied to the payment of benefits to the participants or their beneficiaries.

Note 9 - Supplemental Disclosures of Cash Flow Information

Cash paid for interest during the years ended December 31, 2014 and 2013 amounted to $41,650 and $42,113, respectively.

During the year ended December 31, 2014, a member purchased $52,346 of the Company’s Class C units in a non-cash transaction consisting of a reduction of an existing note payable, member of $9,268 and an amount due from member of $43,078. The amount due from member of $43,078 was reduced through an additional distribution to the member.

During the year ended December 31, 2013, the Company’s amount due from member was reduced by a transfer of member units. The member units were subsequently issued to new members resulting in a charge to salary expense in the amount of $96,212.

Note 10 - Subsequent Event

During March 2015, the Members signed a letter of intent to sell their equity interest to an unrelated third party. The Members have elected not to disclose the details of this transaction.

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